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                                                              EXHIBIT 10(iii)(l)

                            COMMERCIAL METALS COMPANY
                          1996 LONG-TERM INCENTIVE PLAN
                             RESTRICTED STOCK AWARD

Pursuant to the Commercial Metals Company 1996 Long-Term Incentive Plan (the "PLAN") for employees of Commercial Metals Company, a Delaware corporation (the "COMPANY") and its Subsidiaries,

                        _________________________________
                               (the "PARTICIPANT")

has been granted a Restricted Stock Award under the Plan.

      1. Terms of Award. The number of shares of Common Stock awarded under this Award Agreement is __________ shares (the "AWARDED SHARES"). The Date of Grant of this Award is ______________, 200_.

      2. Subject to Plan. This Award Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. This Award Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Administrator and communicated to the Participant in writing.

      3. Vesting. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Shares shall be vested as follows:

      [COMPENSATION COMMITTEE TO ESTABLISH VESTING SCHEDULE FOR EACH AWARD
                                PRIOR TO GRANT:]

            (a) ___________ PERCENT (___%) OF THE AWARDED SHARES SHALL VEST ON THE FIRST ANNIVERSARY OF THE DATE OF GRANT, PROVIDED THE PARTICIPANT IS PROVIDING SERVICES AS AN EMPLOYEE OF THE COMPANY ON THAT DATE.

            (b) AN ADDITIONAL ______________ PERCENT (____%) OF THE AWARDED SHARES SHALL VEST ON THE SECOND ANNIVERSARY OF THE DATE OF GRANT, PROVIDED THE PARTICIPANT IS PROVIDING SERVICES AS AN EMPLOYEE OF THE COMPANY ON THAT DATE. [REPEAT FOR EACH YEAR IN WHICH THE SHARES VEST, USING THE NEXT PARAGRAPH FOR THE FINAL YEAR]

            (c) THE REMAINING ______________ PERCENT (____%) OF THE AWARDED SHARES SHALL VEST ON THE SECOND ANNIVERSARY OF THE DATE OF GRANT, PROVIDED THE PARTICIPANT IS PROVIDING SERVICES AS AN EMPLOYEE OF THE COMPANY ON THAT DATE.

Notwithstanding the foregoing, all Awarded Shares not previously vested shall become fully vested immediately upon (i) the Participant's death; (ii) the Participant's Termination of Service as a result of his or her Total and Permanent Disability; (iii) the Participant's Termination of Service as a result of his or her Retirement; or (iv) the occurrence of a Change in Control.

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      4. Forfeiture of Awarded Shares. Awarded Shares that are not vested in accordance with Section 3 shall be forfeited on the date of the Participant's Termination of Service. Upon forfeiture, all of the Participant's rights with respect to the forfeited Awarded Shares shall cease and terminate, without any further obligations on the part of the Company.

      5. Restrictions on Awarded Shares. The Participant shall not be permitted to sell, transfer, pledge or assign Awarded Shares that are not vested in accordance with Section 3 and which are subject to forfeiture in accordance with
Section 4.

      6. Rights of a Shareholder. During the Restriction Period or until forfeiture of the nonvested Awarded Shares, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the Awarded Shares and the right to receive dividends paid with respect thereto. Any stock dividends paid with respect to Awarded Shares (whether vested or unvested) shall at all times be treated as Awarded Shares and shall be subject to all restrictions placed on Awarded Shares; any such stock dividends paid with respect to unvested Awarded Shares shall vest as the unvested Awarded Shares become vested.

      7. Legend. The following legend shall be placed on all certificates representing Awarded Shares:

      On the face of the certificate:

            "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

      On the reverse:

            "The shares evidenced by this certificate are subject to and transferable only in accordance with that certain Commercial Metals Company 1996 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

      The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

            "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

      All Awarded Shares owned by the Participant shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

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      8. Delivery of Certificates. Certificates for Awarded Shares free of restriction under this Agreement shall be delivered to the Participant promptly after, and only after, the Restriction Period has expired, such shares are no longer subject to forfeiture pursuant to Section 4 and the Participant has requested delivery of certificated shares. Certificates for shares of Common Stock forfeited pursuant to Section 4 shall be promptly returned to the Company by the Participant. In connection with the issuance of a certificate for Restricted Stock, the Participant shall endorse such certificate in blank or execute a stock power in a form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company. In addition, the Participant, by his or her acceptance of the Awarded Shares and execution of this Agreement, irrevocably grants the Company a power of attorney to transfer any shares forfeited pursuant to Section 4 to the Company and agrees to execute any documents requested by the Company in connection with any such forfeiture and transfer.

      9. Voting. The Participant, as record holder of the Awarded Shares has the exclusive right to vote, or consent with respect to, such Awarded Shares until such time as the Awarded Shares are transferred in accordance with this Agreement or a proxy is granted pursuant to Section 10 below; provided, however, that this Section 9 shall not create any voting right where the holders of such Awarded Shares otherwise have no such right.

      10. Proxies. Participant may not grant a proxy to any person, other than a revocable proxy not to exceed 30 days in duration granted to another stockholder for the sole purpose of voting for directors of the Company.

      11. Representations, Etc. Each spouse individually is bound by, and such spouse's interest, if any, in any Awarded Shares is subject to, the terms of this Agreement. Nothing in this Agreement shall create a community property interest where none otherwise exists.

      12. Simultaneous Death. If Participant and his or her spouse both suffer a common accident or casualty which results in their respective deaths within 60 days of each other, it shall be conclusively presumed, for the purpose of this Agreement, that the Participant died first and the spouse died thereafter.

      13. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

      14. Participant's Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that he will not acquire any Awarded Shares, and that the Company will not be obligated to issue any Awarded Shares to the Participant hereunder, if the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.

      15. Participant's Acknowledgments. The Participant acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan or this Agreement.

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      16. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

      17. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

      18. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

      19. Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

      20. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein. No person or entity shall be permitted to acquire any Awarded Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained in Sections 4 and 5 hereof.

      21. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant's consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

      22. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

      23. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

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      24. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

            (a) Notice to the Company shall be addressed and delivered as follows:

                Commercial Metals Company
                6565 N. MacArthur, Suite 800
                Irving, Texas  75039
                Attn:  Secretary
                Facsimile:  (214)689-4326

            (b) Notice to the Participant shall be addressed and delivered as set forth on the signature page.

      25. Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement , the method and timing for filing an election to include this Agreement in income under Section 83(b) of the Code, and the tax consequences of such election. By execution of this Agreement, the Participant agrees that if the Participant makes such an election, the Participant shall provide the Company with written notice of such election in accordance with the regulations promulgated under Code Section 83(b). The Company or, if applicable, any Subsidiary (for purposes of this Section 25, the term "COMPANY" shall be deemed to include any applicable Subsidiary), shall have the right to require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant's income arising with respect to this Award. Such payments shall be required to be made when requested by the Company and shall be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made in cash, by check, or, to the extent permitted by the Committee, through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant or, with the Committee's approval, by the Company's withholding a number of shares to be issued upon the conversion of an Award, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

                                           COMPANY:

                                           COMMERCIAL METALS COMPANY

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                           PARTICIPANT:

                                           _____________________________________
                                           Signature

                                           Name: _______________________________
                                           Address: ____________________________
                                                    ____________________________

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